SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: November 8, 2001
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
   (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2001-16)
   --------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72459                     13-3408713
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

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(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

      The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2001-16. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2001-16 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2001-16 REMIC Pass-Through Certificates.

      On November 29, 2001, CMSI is to transfer to the Trustee Mortgage Loans(1) evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before November 1, 2001) as of November 1, 2001 of $304,097,297.32 The Mortgage Loans that have original maturities of at least 20 but no more than 30 years, the "Group I Mortgage Loans", have an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before November 1, 2001) as of November 1, 2001 of $201,718,972.56 and the Mortgage Loans that have original maturities of at least 10 but no more than 15 years, the "Group II Mortgage Loans", have an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before November 1, 2001) as of November 1, 2001 of $102,378,324.76. Information below is provided with respect to all Mortgage Loans expected to be included in the Mortgage Pool.

      The total numbers of Group I Mortgage Loans and Group II Mortgage Loans as of November 1, 2001 were 491 and 229, respectively. The weighted average interest rates on the Mortgage Loans (before deduction of servicing fee) (the "Note Rate") for the Group I Mortgage Loans and Group II Mortgage Loans as of November 1, 2001 were 7.227% and 6.881%, respectively. The weighted average remaining terms to stated maturity of the Group I Mortgage Loans and Group II Mortgage Loans as of November 1, 2001 were 357.30 months and 176.93 months, respectively. All Mortgage Loans have original maturities of at least 10 but no more than 30 years. None of the Group I Mortgage Loans or Group II Mortgage Loans were originated prior to January 1, 2001 or December 1, 2000, respectively, or after November 1, 2001. The weighted average original terms to stated maturity of the Group I Mortgage Loans and Group II Mortgage Loans as of November 1, 2001 were 358.93 and 179.05 months, respectively.

      None of the Group I Mortgage Loans or Group II Mortgage Loans have a scheduled maturity later than November 1, 2031 or November 1, 2016, respectively. Each Group I Mortgage Loan and Group II Mortgage Loan had an original principal balance of not less than $67,500 and $187,400, respectively, nor more than $1,000,000. Group I Mortgage Loans and Group II Mortgage Loans having aggregate Adjusted Balances of $20,364,313 and $2,177,602, respectively, as of November 1, 2001 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratios at origination of the Group I Mortgage Loans and Group II Mortgage Loans as of November 1, 2001 were 72.6% and 60.6%, respectively. No more than $1,840,937 and $2,005,429, respectively, of the Group I Mortgage Loans and Group II Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 98%(2) and 96%, respectively, of the Group I Mortgage Loans and Group II Mortgage Loans are secured by Mortgaged Properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("Mortgagor").

-----------

1 Capitalized terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72459).

2 Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Group I Mortgage Loans having such characteristics relative to the Adjusted Balance of all the Group I Mortgage Loans or as a percentage of the aggregate Adjusted Balance of the Group II Mortgage Loans having such characteristics relative to the Adjusted Balance of all the Group II Mortgage Loans.

      At least 98% and 95%, respectively, of the Group I Mortgage Loans and Group II Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 2% and 5%, respectively, of the Group I Mortgage Loans and Group II Mortgage Loans will be Mortgage Loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 49% or 77%, respectively, of the Group I Mortgage Loans or Group II Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies.

     All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the Group I Mortgage Loans and Group II Mortgage Loans for which additional collateral was pledged, taken as a group:

      1. the numbers of such Group I Mortgage Loans and Group II Mortgage Loans are 9 and 3, repsectively;

      2. such Group I Mortgage Loans and Group II Mortgage Loans have aggregate Adjusted Balances of $2,447,586 and $1,135,150, respectively;

      3. the weighted average loan-to-value ratios of such Group I Mortgage Loans and Group II Mortgage Loans, taking into account the loanable value (as defined in the Prospectus) of the additional pledged collateral, are both 80%; and

      4. the weighted average loan-to-value ratios of such Group I Mortgage Loans and Group II Mortgage Loans, without taking into account the loanable value of the additional pledged collateral, are 97.6% and 100%, respectively.

      Group I Premium Mortgage Loans will consist of Group I Mortgage Loans with Net Note Rates (NNRs) greater than or equal to 6.000%. All Group I Mortgage Loans are Group I Premium Mortgage Loans. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Group I Premium Mortgage Loans was $201,718,973. The weighted average Note Rate of the Group I Premium Mortgage Loans, as of the Cut-off Date, was 7.227%. The weighted average remaining term to stated maturity of the Group I Premium Mortgage Loans, as of the Cut-off Date, was 357.30 months.

      Group II Discount Mortgage Loans will consist of Group II Mortgage Loans with NNRs less than 6.250%. Group II Premium Mortgage Loans will consist of Group II Mortgage Loans with NNRs greater than or equal to 6.250%. The aggregate Adjusted Balances outstanding as of the Cut-off Date of the Group II Discount Mortgage Loans and the Group II Premium Mortgage Loans were $4,662,940 and $97,715,385, respectively. The weighted average Note Rates of the Group II Discount Mortgage Loans and the Group II Premium Mortgage Loans, as of the Cut-off Date, were 6.275% and 6.910%, respectively. The weighted average remaining terms to stated maturity of the Group II Discount Mortgage Loans and the Group II Premium Mortgage Loans, as of the Cut-off Date, were 177.96 months and 176.88 months, respectively.

      The following tables set forth information regarding the Mortgage Loans as of November 1, 2001.


                 YEARS OF ORIGINATION OF GROUP I MORTGAGE LOANS

                               Number of                Aggregate Principal
Year Originated                Loans                    Balances Outstanding
---------------                ---------                --------------------

2001                               491                     $201,718,973


Total                              491                     $201,718,973
                                   ===                     ============


                 YEARS OF ORIGINATION OF GROUP II MORTGAGE LOANS

                               Number of                Aggregate Principal
Year Originated                Loans                    Balances Outstanding
---------------                ---------                --------------------

2000                                 1                         $305,103

2001                               228                     $102,073,222


Total                              229                     $102,378,325
                                   ===                     ============

              TYPES OF DWELLINGS SUBJECT TO GROUP I MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

Detached houses                    440                     $182,763,806

Multi-family Dwellings*              5                       $2,316,386

Townhouses                           8                       $2,646,246

Condominium Units (one to four      17                       $5,780,895
stories high)

Condominium Units (over four         3                       $1,312,419
stories high)

Cooperative Units                   18                       $6,899,221


Total                              491                     $201,718,973
                                   ===                     ============

-----------
*   Multi-family dwellings are 2-family.


              TYPES OF DWELLINGS SUBJECT TO GROUP II MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------


Detached houses                    217                      $96,728,586

Multi-family Dwellings*              1                         $437,124

Townhouses                           4                       $2,278,022

Condominium Units (one to four       2                         $744,889
stories high)

Condominium Units (over four         2                         $719,292
stories high)

Cooperative Units                    3                       $1,470,412


Total                              229                     $102,378,325
                                   ===                     ============


-----------
*   Multi-family dwellings are 3-family.

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO GROUP I MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

1-family                           486                     $199,402,587

2-family                             5                       $2,316,386


Total                              491                     $201,718,973
                                   ===                     ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO GROUP II MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

1-family                           228                     $101,941,201

3-family                             1                         $437,124


Total                              229                     $102,378,325
                                   ===                     ============

                         SIZE OF GROUP I MORTGAGE LOANS

Outstanding Principal          Number of               Aggregate Principal
Balance by Loan Size           Loans                   Balances Outstanding
---------------------          ---------               --------------------

$149,999 and under                   7                         $741,238

$150,000 through $199,999            2                         $340,532

$200,000 through $249,999            1                         $212,429

$250,000 through $299,999           39                      $11,413,213

$300,000 through $349,999          123                      $40,464,047

$350,000 through $399,999          116                      $43,674,338

$400,000 through $449,999           63                      $26,859,457

$450,000 through $499,999           54                      $25,830,220

$500,000 through $549,999           32                      $16,718,275

$550,000 through $599,999           14                       $8,084,348

$600,000 through $649,999           16                      $10,165,793

$650,000 through $699,999           20                      $13,695,416

$700,000 through $749,999            1                         $739,437

$750,000 through $949,999            1                         $799,360

$950,000 and over                    2                       $1,980,870


Total                              491                     $201,718,973
                                   ===                     ============

                         SIZE OF GROUP II MORTGAGE LOANS

Outstanding Principal          Number of               Aggregate Principal
Balance by Loan Size           Loans                   Balances Outstanding
---------------------          ---------               --------------------

$199,999 and under                   1                         $186,239

$200,000 through $299,999           15                       $4,332,959

$300,000 through $349,999           53                      $17,276,193

$350,000 through $399,999           46                      $17,383,767

$400,000 through $449,999           31                      $13,130,243

$450,000 through $499,999           31                      $14,955,548

$500,000 through $549,999            7                       $3,716,427

$550,000 through $599,999           12                       $6,899,977

$600,000 through $649,999           11                       $6,941,510

$650,000 through $699,999            8                       $5,420,552

$700,000 through $749,999            5                       $3,659,297

$750,000 through $799,999            1                         $773,206

$800,000 through $849,999            1                         $837,028

$850,000 through $949,999            1                         $894,243

$950,000 and over                    6                       $5,971,136


Total                              229                     $102,378,325
                                   ===                     ============

              DISTRIBUTION OF GROUP I MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                  Number of                Aggregate Principal
Note Rate                      Loans                   Balances Outstanding
-------------                  ---------               --------------------

6.875% - 7.000%                    113                      $46,614,721

7.001% - 7.500%                    350                     $143,662,390

7.501% - 8.000%                     28                      $11,441,862


Total                              491                     $201,718,973
                                   ===                     ============


              DISTRIBUTION OF GROUP II MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                  Number of                Aggregate Principal
Note Rate                      Loans                   Balances Outstanding
-------------                  ---------               --------------------

6.125% - 6.500%                     19                       $8,046,077

6.501% - 7.000%                    170                      $76,369,404

7.001% - 7.500%                     40                      $17,962,844


Total                              229                     $102,378,325
                                   ===                     ============

                     DISTRIBUTION OF GROUP I MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                               Number of               Aggregate Principal
Loan-To-Value Ratio            Loans                   Balances Outstanding
-------------------            ---------               --------------------

65.00% and below                   105                      $47,387,236

65.001% - 75.000%                  120                      $50,184,888

75.001% - 80.000%                  206                      $83,782,537

80.001% - 85.000%                    7                       $2,772,269

85.001% - 90.000%                   49                      $16,759,358

90.001% - 95.000%                    4                         $832,685


Total                              491                     $201,718,973
                                   ===                     ============


                     DISTRIBUTION OF GROUP II MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                               Number of               Aggregate Principal
Loan-To-Value Ratio            Loans                   Balances Outstanding
-------------------            ---------               --------------------

65.00% and below                   126                      $58,815,698

65.001% - 75.000%                   48                      $20,471,806

75.001% - 80.000%                   49                      $20,917,219

80.001% - 85.000%                    4                       $1,569,172

85.001% - 90.000%                    2                         $608,430


Total                              229                     $102,378,325
                                   ===                     ============

                           GEOGRAPHIC DISTRIBUTION OF
               GROUP I MORTGAGE LOAN MORTGAGED PROPERTIES BY STATE

                               Number of                Aggregate Principal
State                          Loans                   Balances Outstanding
-----                          ---------               --------------------

Alabama                              4                       $1,637,194
Arizona                             10                       $4,115,136
Arkansas                             2                         $662,897
California                         134                      $55,788,218
Colorado                            16                       $6,935,456
Connecticut                         14                       $5,343,107
District of Columbia                 3                       $1,558,791
Florida                             10                       $4,022,830
Georgia                             19                       $7,138,302
Illinois                            16                       $7,302,076
Indiana                              2                         $733,862
Kentucky                             1                          $85,942
Louisiana                            1                         $459,262
Maryland                            15                       $6,478,769
Massachusetts                       26                      $11,107,228
Michigan                             6                       $1,968,157
Minnesota                            5                       $2,232,315
Mississippi                          1                         $307,275
Missouri                            12                       $5,220,129
Montana                              1                         $347,927
Nevada                               8                       $3,696,205
New Hampshire                        1                         $431,290
New Jersey                          33                      $13,186,858
New York                            68                      $28,457,943
North Carolina                      11                       $4,155,858
Ohio                                 2                         $853,312
Oregon                               1                         $298,845
Pennsylvania                         6                       $2,024,616
South Carolina                       6                       $2,379,435
Tennessee                            5                       $2,337,513
Texas                               11                       $4,421,377
Utah                                 2                         $683,671
Vermont                              1                         $125,899
Virginia                            26                      $10,188,318
Washington                          11                       $4,669,451
West Virginia                        1                         $363,509

Total                              491                     $201,718,973
                                   ===                     ============

                           GEOGRAPHIC DISTRIBUTION OF
              GROUP II MORTGAGE LOAN MORTGAGED PROPERTIES BY STATE

                               Number of                Aggregate Principal
State                          Loans                   Balances Outstanding
-----                          ---------               --------------------

Alabama                              4                       $1,783,691
Arizona                              1                         $588,213
Arkansas                             1                         $311,470
California                          56                      $25,788,619
Colorado                             4                       $2,403,267
Connecticut                          1                         $682,616
District of Columbia                 1                         $326,965
Florida                              6                       $2,293,227
Georgia                             10                       $4,839,201
Illinois                            10                       $4,482,162
Indiana                              3                       $1,641,933
Louisiana                            1                         $404,340
Maryland                             7                       $2,824,569
Massachusetts                       12                       $5,077,003
Michigan                             2                         $578,309
Minnesota                            1                         $460,530
Mississippi                          1                         $396,109
Missouri                             6                       $2,397,772
Nevada                               2                         $749,886
New Jersey                          15                       $6,896,050
New Mexico                           1                         $275,247
New York                            20                       $9,252,288
North Carolina                      11                       $4,473,973
Ohio                                 3                       $1,174,904
Oregon                               2                         $900,703
Pennsylvania                         2                         $623,098
South Carolina                       9                       $3,819,430
Tennessee                            3                       $1,718,892
Texas                               17                       $8,309,786
Vermont                              1                         $336,831
Virginia                             9                       $3,325,510
Washington                           6                       $2,745,070
Wisconsin                            1                         $496,661


Total                              229                     $102,378,325
                                   ===                     ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: November 8, 2001